KOREA EQUITY FUNDING

                                                                 June 23, 2000

To Our Shareholders:

     We present the Semi-Annual Report of the Korea Equity Fund, Inc. (the "Fund") for the six months ended April 30, 2000.

     The Net Asset Value per Share ("NAV") of the Fund on April 30, 2000 was $5.03, representing a decrease of 10.7% during the six months ended April 30, 2000. The closing market price of the Fund on April 30, 2000 on the New York Stock Exchange was $3.5625, representing a 29.2% discount to the NAV. The Fund's net as sets amounted to $42,336,911 on April 30, 2000.

     The Korea Composite Stock Price Index ("KOSPI") decreased from 833 to 725, or 13.0%, in local currency terms during the six months ended April 30, 2000. Including the Korean won (the "Won") appreciation of 8.1% during the six months ended April 30, 2000, this represents a total decrease of 5.9% in United States dollar terms. The Fund underperformed the KOSPI, in U.S. dollar terms, by 4.8% during the six months ended April 30, 2000. For the quarter ended April 30, 2000, the KOSPI decreased in local currency and U.S. dollar terms by 23.1% and 22.2%, respectively. For the quarter ended April 30, 2000, the NAV of the Fund decreased by 24.9%; however, the Fund underperformed the KOSPI, in U.S. dollar terms, by 2.7%.


Korean Economy

     The robust gross domestic product ("GDP") growth of 12.8% and 13.0% year over year ("yoy") in the third and the fourth quarters of 1999, the strong recovery of capital investment and the improvement in domestic consumption trends all raised concerns that the economy would overheat and generate inflation in the second half of 2000. If the current upward trend in international commodity prices continues, some mild inflation of 3% to 4% is inevitable as the offsetting effect from the appreciation of the Won fades. Nevertheless, high inflation is unlikely to resurface in Korea in the next twelve months due to the economy's ability to absorb the demand driven inflationary pressure in production capacity and labor. The shrinking trade balance is becoming another concern for the Korean economy. Although January's trade account deficit was a one time event attributed to strong imports relating to the lunar New Year, the impact of oil price increases on Korea's imports is likely to remain, and could erode the trade balance throughout the rest of this year. While these concerns remain major risks, overall GDP growth is likely to return to its potential growth rate of 6% to 7% with a healthier growth pattern emerging. As for 2000, the main driving force for growth will turn to domestic demand, including private investment and consumption. The reversal in the inventory growth rate will provide further impetus. Exports could remain strong, but the trade balance and current account surplus will continue to decline due to robust imports.

     The real problem in South Korea is not economic growth but the stability of the financial system and how to improve corporate governance, both of which are causing higher risk premiums on bonds and equities. When domestic asset management companies started to liquidate funds, the weak financial structure of the Investment Trust Companies ("ITCs") caused cash flow problems, particularly in the Hyundai ITC, a member of the largest business group in Korea. This in turn resulted in panic redemptions by retail investors. The Government has already decided to bail out the troubled ITCs by injecting public money into them. Nevertheless, the system is likely to remain fragile until July when ITCs will be forced to introduce mark-to-market pricing methods for their bond holdings. It is widely believed that the losses from non-performing bonds, including Daewoo Group issues, at ITCs and banks might be larger than currently announced when they are evaluated by the mark-to-market method. To avoid further turbulence, it is necessary to restructure the Banking sector by merging into a few solid banks to shelter against the additional provisions.

     The announcement that LG Chemical Ltd. would acquire an oil company at extremely expensive prices from its owner families, Koo and Huh, shocked the market as the LG Group was regarded as one of the country's best-run business groups. Although the government ordered groups to reduce cross-liabilities and the number of affiliated companies, and to report consolidated financial statements, the progress on improvements in corporate governance has so far been insufficient. The introduction of a better market-driven mechanism is essential for further progress.

     The result of the general election was nearly in line with expectations. The ruling coalition due to the party, the Millennium Democratic Party ("MDP") failed to gain a majority of seats in parliament. The winner of the election, Hannara, or the Grand National Party ("GNP"), was also unable to achieve a majority share. Consequently, President Kim will have to decide whether to maintain the current coalition with the United Liberal Democrats or change to a partnership with the GNP. Whichever the case, there are likely to be no major changes in the government's reform policy, and this would be neutral for the economy and the stock market.

     The South Korean stock market was characterized by two distinct periods of contrasting price market activity. Beginning in late October, the stock market was driven by a Telephone, Media and Technology sector ("TMT") rally, led by Internet Technology stocks ("IT") and Korea Securities Dealers Association Index ("KOSDAQ") stocks. After the KOSPI exceeded 1000 in late December, it later declined to 680, mainly due to worsening liquidity conditions.

     The government's rescue package, including a new Bond Stabilization Fund and payment guarantees for individual investors in Daewoo Group bonds and commercial paper, started to ease liquidity conditions in late October. Amid this improved sentiment, market liquidity became concentrated in the Telecommunication and Internet stocks, including the KOSDAQ, fueled by the global boom in these sectors. Electronics stocks produced strong performances also, on the back of solid demand for Dynamic Access Random Memory and Telecommunication related products. Other sectors provided little upside. Conventional blue-chips like Korea Electric Power Corp. ("KEPCO") and Pohang Iron and Steel Co., Ltd. ("POSCO"), declined due to the postponement of a reform program and share overhang. Gradually increasing interest rates have impacted the Banking sector, which has come under pressure due to lingering fears of larger losses from the Deawoo Group than originally anticipated.

     Since the beginning of year 2000, the KOSPI has encountered constant selling pressure amid concerns of shrinking liquidity, renewed worries concerning the stability of financial institutions and increasing inflation. An unexpected trade balance deficit in January, combined with speculation that the Bank of Korea would tighten monetary policy generated serious liquidity concerns. Retail investors sold their holdings of Beneficiary Certificates ("BC") managed by Investment Trust Companies. ITCs were forced to liquidate their BCs at any price, to cover the massive redemptions. Foreign investors, who in the early stages bought into the ITC selling, finally turned net sellers due to liquidity concerns of the Hyundai Group, the largest group in Korea. Inconclusive general election results exacerbated the negative sentiment. The KOSPI index declined 29% in Won terms during the first four months of 2000. Banks and other financial stocks were the hardest hit, declining by approximately 50%. Only the Electronics and Medical sectors recorded positive performances during the period, represented by Samsung Electronics Co., Ltd.'s positive return of 13%. Traditional blue chips including KEPCO and POSCO decreased less than the KOSPI. Meanwhile, the KOSDAQ market endured a rollercoaster performance. A strong appetite for IT stocks among retail investors caused a massive asset shift from the main board to the KOSDAQ in February. This increased the KOSDAQ index by 59% from January 27 to the turning point on March 10, when it collapsed along with the NASDAQ, declining by 44% from its peak through the end of April.

     During the period, the Fund normalized the balance of large-capitalization and small-capitalization stocks, eliminating the potential negative impact of an overexposure to smaller stocks. In sector terms, the Fund maintained its overweight position in the Electronics sector, while taking advantage of the price weakness among telecommunications stocks to close the gap between the KOSPI weighting and the Fund's weighting. On the other hand, the Fund reduced its exposure to bank stocks, fearing that the government would force one of the quality banks, such as Kookmin Bank or H & CB, to take over Seoul Bank, one of the debt-ridden state-owned institutions. In addition, the sudden increase in the deposit rate by Bank of Korea was expected to place pressure on earnings through a narrower interest spread. As of April 30, 2000 the Fund held 94.2% of its net assets in equities, comprising 28 Korean equities one Korean GDR and two Korean ADR's.

     During the last quarter, the Fund purchased eight new issues: Digital Chosun Co., Ltd., multimedia satelite based service; Hansol M. Com Co., Ltd., mobile telecommunications and voice mail services; Insung Information Co., Ltd., networking products; LG AD Inc., advertising agencies; Comtec System Co., Ltd., networking products; Daum Communications Corp., internet portal service; Serome Technology, Inc., computer telephony solutions and H & CB, commercial bank. Three stocks were eliminated from the portfolio during the last quarter: Hansol Paper Co., newsprint; Hite Brewery Co., Ltd., beer and Nong Shim, instant noodles and snack foods.

     The summit talks between President Kim and North Korea's Kim Jong II will be held on June 12 to 14 in Pyongyang, North Korea. It is too early to assess the impact on the stock market. However, the Fund believes a certain amount of aid in the form of food and goods will be granted to North Korea.

     As for the stock market, recent price declines on the KOSPI seem to be the result of an overreaction by local investors. The MSCI's announcement of major adjustments to its regional indices, such as the re-inclusion of Malaysia, the increase in the exposure of Taiwan and the change of components in China, negatively impacted certain Asian stock markets including South Korea. Foreign investors started to re-allocate their assets by selling securities of South Korea, Hong Kong and other smaller markets and shifting to the other three. The withdrawal of foreign investors happened almost simultaneously with the liquidation by ITCs. The trade deficit in January, the signs of monetary tightening, concern over government-led bank restructuring, and the NASDAQ collapse combined to undermine investor sentiment.

     The Fund believes that most of these concerns have now diminished. Foreign investors seem to have completed other reallocation, the government revealed a concrete bailout program for ITCs, the trade balance has returned positive, and the government clearly dismissed proposals for the forced merger of banks. Nevertheless, the stock market is likely to fluctuate around the current level for some time until the effect of the mark-to-market rule on bond pricing is absorbed. However, the solid earnings growth and undemanding valuations could attract long-term investors at this level. As a strategy, the Fund may retain its overweighting in the Electronics sector and underweighting in the Financial sector, while holding a neutral position in Utilities with a relatively high cash position for sometime. Once a positive turnaround is confirmed regarding the ITC problems and financial reforms, the Fund will gradually position the portfolio more aggressively to take advantage of strong economic growth.

     The Nomura Securities Co., Ltd. has increased its ownership position in Nomura Asset Management Co., Ltd. ("NAM"), the Fund's Investment Advisor from 4.9% to a majority ownership position (approximately 73.8% as of March 31, 2000), with the ultimate goal of acquiring 100% ownership. In addition, NAM has increased its ownership of Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A.") from 88% to 100% by acquiring the remaining shares from Nomura Research Institute Ltd. After the the change, NAM and NAM-U.S.A. will continue maintain their management and business autonomy.

     We appreciate your continuing support of your Fund.

                                            Sincerely,



                                            Nobuo Katayama
                                            President



                   VISIT OUR WEBSITE: www.nomura-asset.com

                       SHAREHOLDER ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 426-5523 for information concerning their accounts.


                                                   FUND HIGHLIGHTS-APRIL 30, 2000

                                                             (Unaudited)

        Net Assets.......................................................................................      $42,336,911
        Net Asset Value per Share........................................................................      $      5.03
        Closing NYSE Market Price........................................................................      $    3.5625
        Percentage Change in Net Asset Value per Share*..................................................          (10.7%)
        Percentage Change in NYSE Market Price*..........................................................          (18.6%)

Percentage change in market index*
                                                                                                              KOREAN WON   U.S.$
                                                                                                              ----------   -----
        Korea Composite Stock Price Index*...............................................................       (13.0%)    (5.9%)
        *From November 1, 1999 through April 30, 2000


        Korean Equity Securities.........................................................................             94.2%
        Cash and Cash Equivalents........................................................................              4.0
                                                                                                                    ------
        Total Investments................................................................................             98.2
        Other Assets Less Liabilities, Net...............................................................              1.8
                                                                                                                     -----
        Net Assets.......................................................................................            100.0%
                                                                                                                     =====



                                                    % of                                                                   % of
                                                 Net Assets                                                             Net Assets
                                                 ----------                                                             ----------
Consumer Electronics..........................       22.9      Services.............................................        3.6
Telecommunications............................       21.5      Information and Software.............................        2.3
Banking.......................................       11.2      Miscellaneous Manufacturing.........................         1.8
Chemicals.....................................       10.7      Securities..........................................         1.6
Utilities.....................................        6.7      Hotels and Restaurants.................................      1.5
Electrical Machinery..........................        5.6      Motor Vehicles........................................       0.9
Iron and Steel................................        3.9




                                                                                                             Market         % of
Security                                                                                                      Value      Net Assets
--------                                                                                                   ----------    ----------
Samsung Electronics Co., Ltd............................................................................   $8,714,383       20.6
Korea Telecom Corp......................................................................................    4,822,714       11.4
SK Telecom Co., Ltd.....................................................................................    3,102,031        7.3
Korea Electric Power Corp...............................................................................    2,829,016        6.7
L.G. Chemical Ltd.......................................................................................    1,907,577        4.5
Shinhan Bank............................................................................................    1,871,367        4.4
Dae Duck Electronics Co.................................................................................    1,862,758        4.4
Pohang Iron and Steel Co., Ltd..........................................................................    1,664,433        3.9
SK Corporation..........................................................................................    1,471,002        3.5
Kumkang Korea Chemical Co., Ltd.........................................................................    1,149,156        2.7



                                                      SCHEDULE OF INVESTMENTS

                                                           APRIL 30, 2000

                                                             (Unaudited)
                                                                                                              % of
                                                                                                Market         Net
                                                                Shares           Cost           Value        Assets
                                                                ------           ----           ------       ------

Banking
Hana Bank................................................       163,150       $1,333,737      $ 871,800       2.1
  Commercial bank
H & CB...................................................        67,000        1,434,916      1,147,105       2.7
  Commercial bank
Kookmin Bank.............................................        79,764          978,897        862,508       2.0
  Commercial bank
Shinhan Bank.............................................       195,000        1,995,571      1,871,367       4.4
                                                                             -----------    -----------     -----
  Commercial bank
Total Banking............................................                      5,743,121      4,752,780      11.2
                                                                             -----------    -----------     -----

Chemicals
Kumkang Korea Chemical Co., Ltd..........................        30,509        2,680,039      1,149,156       2.7
  Paint
L.G. Chemical Ltd........................................        83,017          918,729      1,907,577       4.5
  Petrochemicals
SK Corporation...........................................        77,921        1,704,428      1,471,002       3.5
                                                                             -----------    -----------     -----
  Petrochemicals
Total Chemicals..........................................                      5,303,196      4,527,736      10.7
                                                                             -----------    -----------     -----

Consumer Electronics
L G Electronics Co., Ltd.................................         37,000       1,399,352        986,889       2.3
  Consumer electronics
Samsung Electronics Co., Ltd.............................         28,828       2,722,333      7,793,107      18.4
Samsung Electronics Co., Ltd. GDR-1/2 Voting+............          5,716         269,444        921,276       2.2
                                                                             -----------    -----------     -----
  Consumer electronics, computers, and telecommunications
Total Consumer Electronics...............................                      4,391,129      9,701,272      22.9
                                                                             -----------    -----------     -----

Electrical Machinery
Dae Duck Electronics Co..................................        213,113       1,089,820      1,862,758       4.4
  Printed circuit boards
Sindo Ricoh Co., Ltd.....................................         23,919         825,782        517,284       1.2
                                                                             -----------    -----------     -----
  Office automation equipment
Total Electrical Machinery...............................                      1,195,602      2,380,042       5.6
                                                                             -----------    -----------     -----

Hotels and Restaurants
Hotel Shilla Co..........................................         124,904      1,256,728        641,543       1.5
                                                                             -----------    -----------     -----
  Hotel management

                                                 See notes to financial statements




                                                 SCHEDULE OF INVESTMENTS-(Continued)

                                                           APRIL 30, 2000

                                                             (Unaudited)

                                                                                                              % of
                                                                                                Market         Net
                                                                Shares           Cost           Value        Assets
                                                                ------           ----           ------       ------

Information and Software
Comtec System Co., Ltd....................................       61,000       $  763,356    $   402,361       1.0
  Networking products
Daum Communications Corp.*................................        2,600          371,050        123,001       0.3
  Internet portal service
Insung Information Co., Ltd.*.............................       24,000          739,203        402,253       1.0
                                                                             -----------    -----------     -----
  Networking products
Total Information and Software............................                     1,873,609        927,614       2.3
                                                                             -----------    -----------     -----

Iron and Steel
Pohang Iron and Steel Co., Ltd............................       21,280        1,109,069      1,664,433       3.9
                                                                             -----------    -----------     -----
  Hot and cold rolled steel products

Miscellaneous Manufacturing
Medison Co., Ltd..........................................       68,654          595,988        742,373       1.8
                                                                             -----------    -----------     -----
  Diagnostic ultrasound scanners

Motor Vehicles
Hyundai Motor.............................................       40,000          802,973        376,661       0.9
                                                                             -----------    -----------     -----
  Autmobile manufacturer

Securities
Dongwon Securities Co., Ltd...............................       23,100          393,796        231,052       0.5
Dongwon Securities Co., Ltd. (Rights).....................        8,799           39,804              0       0.0
  Brokerage services
Samsung Securities........................................       27,000          981,638        454,967       1.1
                                                                             -----------    -----------     -----
  Brokerage services
Total Securities..........................................                     1,415,238        686,019       1.6
                                                                             -----------    -----------     -----
Services
Digital Chosun Co., Ltd.*.................................        5,500        1,170,108        475,783       1.1
  Multimedia satelite based services
LG AD Inc.................................................       12,000          600,005        735,301       1.7
  Advertising agencies
Serome Technology Inc.....................................       11,400          979,495        335,913       0.8
                                                                             -----------    -----------     -----
  Computer telephony solutions
Total Services............................................                     2,749,607      1,546,997       3.6
                                                                             -----------    -----------     -----

Telecommunications
Korea Telecom Corp........................................       50,100        3,867,018      3,422,014       8.1
Korea Telecom Corp. ADR...................................       40,600        1,463,748      1,400,700       3.3
  Telecommunications
Hansol M. Com Co., Ltd.*..................................       14,000          495,032        279,432       0.7
  Mobile telecommunications and voice mail services
LG Information and Communications Co., Ltd................       11,500        1,033,978        886,010       2.1
  Telecommunications

                                                 See notes to financial statements




                                                SCHEDULE OF INVESTMENTS-(Continued)

                                                           APRIL 30, 2000

                                                            (Unaudited)
                                                                                                              % of
                                                                                                Market         Net
                                                                Shares           Cost           Value        Assets
                                                                ------           ----           ------       ------

SK Telecom Co., Ltd......................................         9,900       $ 1,443,142     $ 2,631,674        6.2
SK Telecom Co., Ltd. ADR.................................        14,670            94,568         470,357        1.1
                                                                              -----------     -----------     ------
  Mobile telecommunications and paging services
Total Telecommunications.................................                       8,397,486       9,090,187       21.5
                                                                              -----------     -----------     ------
Utilities
Korea Electric Power Corp................................        96,600         2,531,496       2,829,016        6.7
                                                                              -----------     -----------     ------
  Power supplier
TOTAL KOREAN EQUITY SECURITIES...........................                      38,085,243      39,866,673       94.2
                                                                              -----------     -----------     ------

Time Deposit                                                   Principal
First National Bank-interest bearing call account                Amount
                                                                 ------
  6.00% due 5/1/00.......................................     $1,700,000      $ 1,700,000      $1,700,000        4.0
                                                                              -----------     -----------     ------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES...............                       1,700,000       1,700,000        4.0
                                                                              -----------     -----------     ------
TOTAL INVESTMENTS........................................                      39,785,243      41,566,673       98.2
OTHER ASSETS LESS LIABILITIES, NET.......................                         770,166         770,166        1.8
                                                                              -----------     -----------     ------
NET ASSETS...............................................                     $40,555,408     $42,336,839      100.0
                                                                              ===========     ===========     ======

*Non-income producing security
+Securities may only be sold to institutional buyers. At April 30, 2000 the value of these securities amounted to $921,276 or 2.2% of Net Assets.
ADR-American Depository Receipt
GDR-Global Depository Receipt

                             Portfolio securities and foreign currency holdings were translated at the following exchange rate as of April 30, 2000.

                                           Korean Won      KRW     1,109.75 = $1.00

                                                 See notes to financial statements




                                                STATEMENT OF ASSETS AND LIABILITIES

                                                           APRIL 30, 2000

                                                            (Unaudited)


Investments in securities, at market value (cost-$38,085,243).......................................... $ 39,866,673
Investments in short-term securities, at market value (cost-$1,700,000)................................    1,700,000
Receivable for dividends and interest, net of withholding taxes........................................       20,327
Cash...................................................................................................      906,579
                                                                                                        ------------
        Total Assets...................................................................................   42,493,579
                                                                                                        ------------



Accrued management fee.................................................................................       43,733
Other accrued expenses.................................................................................      112,935
       Total Liabilities...............................................................................      156,668
Capital stock (par value of 8,409,000 shares of capital stock outstanding, authorized
  100,000,000, par value $0.10 each)...................................................................      840,900
Paid-in capital........................................................................................   89,672,984
Accumulated net realized loss on investments and foreign currency transactions.........................  (50,084,843)
Unrealized net appreciation on investments and foreign exchange........................................    1,781,420
Accumulated net investment income......................................................................      126,450
                                                                                                        ------------
        Net Assets .................................................................................... $ 42,336,911
                                                                                                        ============
Net asset value per share..............................................................................       $ 5.03
                                                                                                        ============

                                                 See notes to financial statements




                                                      STATEMENT OF OPERATIONS

                                              FOR THE SIX MONTHS ENDED APRIL 30, 2000

                                                            (Unaudited)

Dividend income (less $108,840 withholding taxes)...................................     $550,794
Interest income.....................................................................       27,145
                                                                                         --------
     Total lncome...................................................................                  $577,939
                                                                                                      --------


Management fee......................................................................      290,055
Custodian fees......................................................................       54,782
Auditing and tax reporting fees.....................................................       29,666
Shareholder reports.................................................................       24,024
Transfer agency fees................................................................       14,924
Legal fees..........................................................................       12,376
Directors' fees and expenses........................................................       10,010
Annual meeting expenses.............................................................       10,010
Insurance expenses..................................................................          728
Miscellaneous.......................................................................        4,914
                                                                                         --------
     Total Expenses.................................................................                   451,489
                                                                                                    ----------
NET INVESTMENT INCOME...............................................................                   126,450

                                                                                                    ----------


Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments....................................................                 2,087,730
Net realized loss on foreign exchange...............................................                (3,037,894)
                                                                                                    ----------
Net realized loss on investments and foreign exchange...............................                  (950,164)
                                                                                                    ----------
Change in net unrealized depreciation on investments................................                (9,780,840)
Change in net unrealized appreciation on translation of foreign currency and
        other assets and liabilities denominated in foreign currency................                 5,596,047
                                                                                                    ----------
Net realized and unrealized loss on investments and foreign exchange................                (5,134,957)
                                                                                                    ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................               ($5,008,507)
                                                                                                    ==========

                                                 See notes to financial statements




                                                 STATEMENT OF CHANGES IN NET ASSETS


                                                                                     For the Six Months
                                                                                           Ended            For the Year
                                                                                      April 30, 2000            Ended
                                                                                       (Unaudited)        October 31, 1999
                                                                                     ------------------   ----------------

Net investment income (loss).......................................................      $ 126,450           ($308,463)
Net realized gain (loss) on investments............................................      2,087,730          (2,148,882)
Net realized loss on foreign exchange..............................................     (3,037,894)         (4,215,827)
Change in net unrealized appreciation/(depreciation) on investments................     (9,780,840)         23,816,481
Change in net unrealized appreciation on transaction of foreign currency and other assets and liabilities denominated in foreign
  currency.........................................................................      5,596,047           6,858,982
                                                                                      ------------        ------------
Decrease in net assets derived from investment activities..........................     (5,008,507)         24,002,291
                                                                                      ------------        ------------


Beginning of period.................................................................    47,345,418          23,343,127
                                                                                      ------------        ------------
End of period (including accumulated undistributed net investment
  income of $126,450 and $0, respectively)..........................................   $42,336,911         $47,345,418
                                                                                      ============        ============

                                                 See notes to financial statements



                  NOTES TO FINANCIAL STATEMENTS (Unaudited)

     Korea Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a nondiversified, closed-end management investment company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of Securities-Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market (as opposed to the OTC market for foreign investors in Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors, in determining fair value, consideration is given to cost, operating and other financial data. Short term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions-Transactions denominated in Korean won are recorded in the Fund's records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at April 30, 2000. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at April 30, 2000, resulting from changes in the exchange rate.

     (c) Security Transactions, Investment Income, Distributions to Shareholders-Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

     Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing recognition-"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

     (d) Capital Account Reclassification-For the year ended October 31, 1999, the Fund's paid-in-capital was decreased by $354,557 with an increase in accumulated net investment income of $308,463 and an increase in accumulated net realized loss on investments and foreign currency transactions of $46,094. The adjustment was primarily a result of the reclassification of net investment and foreign exchange losses.

     (e) Income Taxes-A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

     (f) Subscription for New Shares-As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by Korean companies.

     (g) Use of Estimates in Financial Statement Preparation-The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     (h) Concentration of Risk-A significant portion of the Fund's net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.



Selected per share data and ratios for a share of common stock outstanding throughout each period:

                                                               For the Six
                                                               Months Ended                 For the Year Ended
                                                               April 30, 2000                    October 31,
                                                               -------------- ----------------------------------------------------
                                                               (Unaudited)     1999        1998       1997         1996      1995
                                                               -----------     ----        ----       ----         ----      ----

Net asset value, beginning of year ........................       $5.63       $2.78       $3.55      $7.42     $10.06     $11.08
                                                                  -----       -----       -----      -----      ------     ------
    Net investment income (loss) ..........................        0.02       (0.04)      (0.03)     (0.02)     (0.06)     (0.07)
    Net realized and unrealized gain (loss) on
     investments and foreign currency .....................       (0.62)       2.89       (0.74)     (3.85)     (2.56)     (0.67)
                                                                  -----       -----       -----      -----      ------     ------
Total from investment operations ..........................       (0.60)       2.85       (0.77)     (3.87)     (2.62)     (0.74)
   Distributions to shareholders from:
    Net investment income .................................         -           -          -          -         (0.02)        -
    Net realized capital gains ............................         -           -          -          -          -         (0.28)
                                                                  -----       -----       -----      -----      ------     ------
Total distributions .......................................         -           -          -          -         (0.02)     (0.28)
                                                                  -----       -----       -----      -----      ------     ------
Net asset value, end of period ............................       $5.03       $5.63       $2.78      $3.55      $7.42     $10.06
Market value, end of period ...............................     $3.5625      $4.375     $2.9375    $3.6875     $7.000     $9.125
Total investment return+ ..................................      (18.6%)      48.9%      (20.3%)    (47.3%)    (23.1%)     (2.0%)
Net asset value total return++ ............................      (10.7%)     102.5%      (21.7%)    (50.3%)    (26.1%)     (6.6%)
    Net assets, end of period (000) .......................     $42,337     $47,345     $23,343    $29,873    $62,356    $84,603
    Operating expenses ....................................      1.77%*       2.22%       3.13%      2.29%      1.89%      1.86%
    Net investment income (loss) ..........................      0.50%*      (0.78%)     (1.21%)    (0.40%)    (0.73%)    (0.70%)
    Portfolio turnover ....................................        55%*         34%         25%        22%        53%       117%
                                                                  =====       =====       =====      =====      ======     ======


------------------------
*  Annualized
+  Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.
++ Based on net asset value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.


                                                See notes to financial statements




             NOTES TO FINANCIAL STATEMENTS (Unaudited)-(Continued)


     Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. ("NAM"), as investment adviser for the Fund.

     As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of 1.10% of the Fund's average weekly net assets. For services performed, NAM receives a monthly fee from the Manager at the annual rate of 0.55 of 1% of the average weekly net assets of the Fund. Under the Management Agreement, the Fund paid or accrued fees to the Manager of $290,055 for the six months ended April 30, 2000. For the six months ended April 30, 2000, the Manager informed the Fund that NAM received fees of $144,773 from the Manager. At April 30, 2000, the fee payable to the Manager by the Fund was $43,733.

     Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd. ("Nomura Securities") (the Manager's indirect parent) earned $1,165 in commissions from the Fund on the execution of portfolio securities transactions for the six months ended April 30, 2000. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for the unaffiliated Directors aggregated $10,010 for the six months ended April 30, 2000.

     Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the six months ended April 30, 2000 were $13,723,419 and $15,402,626 respectively.

     As of April 30, 2000, net unrealized appreciation on investments, exclusive of investments in foreign currency and short-term securities, for Federal income tax purposes was $1,781,430 of which $10,183,278 related to appreciated securities and $8,401,848 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currency and short-term securities, at April 30, 2000 for Federal income tax purposes was $38,085,243. The Fund has a capital loss carryforward as of October 31, 1999 of approximately $49,088,000 of which $14,274,000 expires on October 31, 2003, $3,203,000 expires on October 31, 2004, $5,211,000 expires on October
31, 2005, $20,128,000 expires on October 31, 2006 and $6,272,000 expires on
October 31, 2007.






William G. Barker, Jr.
George H. Chittenden
Nobuo Katayama
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Nobuo Katayama, President
Keisuke Haruguchi, Vice President
David G. Stoeffel, Vice President
John J. Boretti, Secretary and Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.normura-asset.com

INVESTMENT ADVISOR                                                KOREA
                                                                 EQUITY
Nomura Asset Management Co., Ltd.                               FUND, INC.
1-14, 2-chome, Nihonbashi, Chuoku,
Tokyo 103-8260, Japan

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT TRANSFER AGENT
AND REGISTRAR
State Street Bank and Trust Company                         SEMI-ANNUAL REPORT
P.O. Box 8209
Boston, Massachusetts 02266-8200

COUNSEL                                                       APRIL 30, 2000
Brown & Wood LLP
One World Trade Center
New York, New York 10048-0557


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of The Americas
New York, New York 10036-2798

KOREA EQUITY FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936


This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.
The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund's independent accountants, PricewaterhouseCoopers LLP, and accordingly they express no opinion thereon.